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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K/A


                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



                          June 28, 2002
        Date of Report (Date of earliest event reported)


                     Temtex Industries, Inc.
      (Exact name of registrant as specified in its charter)



           Delaware                0-5940           75-1321869
 (State or other jurisdiction    (Commission       (IRS Employer
      of incorporation)         File Number)    Identification No.)



           One Lincoln Centre
      5400 LBJ Freeway, Suite 1375
             Dallas, Texas                       N/A
(Address of principal executive offices)      (Zip Code)



                         (972) 726-7175
       Registrant's telephone number, including area code



                               N/A
  (Former name or former address, if changed since last report)


===============================================================

Introductory Note
-----------------

     This Current Report on Form 8-K/A has been filed at the request of the Securities and Exchange Commission to clarify certain disclosures made in the Registrant's Current Report on Form 8-K previously filed on July 5, 2002.


Item 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  Information required by item 304(a)(1) of Regulation S-K.

     (i)    On June 28, 2002, Ernst & Young LLP notified the
		Registrant that it had resigned.

     (ii) The reports of Ernst & Young LLP on the consolidated financial statements of the Registrant as of August 31, 2000 and August 31, 2001, and for the years then ended, contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principle except that the report contained an explanatory parargraph that raised substantial doubt about the Registrant's ability to continue as a going concern.

     (iii)  N/A

     (iv) In connection with its audits for the two most recent fiscal years and during the interim period through the date the relationship ended, there have been no disagreements with Ernst & Young LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference thereto in their report on the financial statements for such years.

     (v) During the two most recent fiscal years and during the interim period through the date the relationship ended, there have been no reportable events (as defined in regulation S-K Item 304(a)(1)(v)).

(b) Effective July 1, 2002, Weaver and Tidwell L.L.P. was approved by the Registrant's Board of Directors as the new independent accountants. Management has not previously consulted with Weaver and Tidwell L.L.P. concerning any accounting, auditing, or reporting matter.

(c) The Registrant has requested that Ernst & Young LLP provide it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated July 9, 2002, is filed as Exhibit 16 to this Form 8-K.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits.

       Exhibit                      Description
     -----------   ---------------------------------------------

         16       Letter,  dated  July 9, 2002,  from  Ernst  &
                  Young LLP (filed herewith).

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:   July 10, 2002     TEMTEX INDUSTRIES, INC.



                           By:  /s/ LEE DELOZIER
                              ---------------------------
                                Lee Delozier
                               (Principal Financial and
                               Accounting Officer)

                        INDEX TO EXHIBITS


  Exhibit                    Description
----------- ---------------------------------------------

    16      Letter, dated July 9, 2002, from Ernst &
            Young LLP (filed herewith).